GOLDEN PHOENIX EXPANDS TOP MANAGEMENT TEAM; NAMES DENNIS GAUGER CHIEF FINANCIAL OFFICER

SPARKS, NV, Dec. 21, 2006 - Golden Phoenix Minerals, Inc. (OTC Bulletin Board: GPXM - News) is pleased to announce the appointment of Dennis P. Gauger to the position of Chief Financial Officer. Mr. Gauger will serve in that capacity under contract to the Company, and will assume the role of Principal Accounting Officer for Golden Phoenix with responsibility for certifying the Company’s filings with the U.S. Securities & Exchange Commission. Larry A. Kitchen will step down as Principal Accounting Officer for Golden Phoenix, but continue to oversee day-to-day accounting activities while reporting to Mr. Gauger.

Dennis Gauger is a financial executive and accounting professional whose experience includes nine years as an accounting and auditing partner for one of the “Big Four” international accounting firms. He is currently providing CFO services to three public companies, and has served as President, CFO or compliance consultant to other private and public companies. His breadth of experience encompasses mining, manufacturing, distribution, real estate and financial services, to name a few. He is skilled in SEC accounting and reporting, mergers and acquisitions, corporate governance and financings.

Commenting on Mr. Gauger’s appointment, President David Caldwell said, “We are very fortunate to have Dennis Gauger’s talents to lead our financial team. Dennis has been following our progress as a consultant for the past several months. Now that our improved accounting systems are in place, he will be able to immediately assist our move from the development phase of our Ashdown Project LLC to the ramp-up of full-scale production. He will also strengthen the on-going effort to improve our internal financial controls and to design and implement our Sarbanes-Oxley Act compliance initiatives.”

Mr. Gauger graduated with honors in accounting from Brigham Young University. He is a licensed Certified Public Accountant in Nevada and Utah, and a member of the American Institute of Certified Public Accountants.

Golden Phoenix Minerals, Inc. is a Nevada-based mining company committed to deliver value to its shareholders by acquiring, developing and mining superior precious and strategic metal deposits in North America using competitive business practices balanced by principles of ethical stewardship. Golden Phoenix owns the Mineral Ridge gold and silver property near Silver Peak, Nevada, the Northern Champion molybdenum mine in Ontario, Canada, and is manager/operator and 60% owner and partner of the Ashdown Project LLC gold and molybdenum property in Humboldt County, Nevada.

Visit the Golden Phoenix Web site at http://www.Golden-Phoenix.com/

Forward-Looking Statements. Certain statements included herein may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of a number of factors. These risks and uncertainties, and certain other related factors, are discussed in the Company's Form 10-KSB, Form 10-QSB and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of this date and the Company assumes no obligation to update such forward- looking statements as a result of a number of factors.

CONTACT:
Golden Phoenix Minerals, Inc.
Robert Martin
Executive Vice President for Strategic Development
775/853-4919

E & E Communications
Paul Knopick
949/707-5365
pknopick@eandecommunications.com

Source: Golden Phoenix Minerals, Inc.